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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM  8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)        August 26, 1994

                             TRANS WORLD MUSIC CORP.
              (Exact name of registrant as specified in its charter)

              New York                0-14818              14-1541629
   (State or other jurisdiction of    (Commission       (I.R.S. Employer
    incorporation or organization)    file Number)      Identification Number)

                              38 Corporate Circle
                             Albany, New York 12203
          (Address of principal executive offices, including zip code)

                                (518) 452-1242
            (Registrant's telephone number, including area code)


                                   This Current Report contains 3 pages.
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     Item 4.  Changes in Registrant's Certifying Accountant.

          Effective September 1, 1994, the Registrant's certifying accountant, the firm of Ernst & Young LLP, is selling their Albany, New York practice to another national firm, KPMG Peat Marwick LLP. At a meeting held on August 26, 1994, the Audit Committee of the Board of Directors approved the engagement of KPMG Peat Marwick as its independent auditors for the fiscal year ending January 28, 1995, to replace the firm of Ernst & Young, which declined to stand for reelection as auditors of the Registrant, effective immediately.

          Ernst & Young has been the Registrant's auditors since the Registrant's initial public offering in 1986. The reports of Ernst & Young on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended January 29, 1994, and in the subsequent interim period, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst &
          Young to make reference to the matter in their report.

          The Registrant has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the statements set forth above in this Item 4. A copy of that letter, dated August 31, 1994, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

     (c)   Exhibits.                                             Page No.

     16.1 Letter, dated August 31, 1994, from Ernst & Young,
          the Registrant's certifying accountant.                   3

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANS WORLD MUSIC CORP.

        August 31, 1994            By:/s/Robert J. Higgins
                                   Robert J. Higgins, President and Chief
                                   Executive Officer
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                                                                Exhibit 16.1

August 31, 1994



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of the Current Report on 8-K dated August 31, 1994, of Trans World Music Corp. and are in agreement with the statements contained therein.

                    /s/ Ernst & Young LLP